                                                                     EXHIBIT 9.1


                             STOCK VOTING AGREEMENT


          The undersigned, constituting all of the shareholders of Litho Management, Inc. and all of the limited partners of U.S. Lithotripsy, L.P. ("USL"), do hereby appoint John House, M.D., as voting agent for the undersigned and do convey to John House, M.D. the exclusive right to vote any and all shares that have been received, and to be received by the undersigned from HealthTronics, Inc., for a period not to exceed five (5) years.

          The purpose of this Stock Voting Agreement is to ensure consistency in the vote of the former shareholders of Litho Management, Inc. and of the limited partners of USL.

          This Stock Voting Agreement has been entered into in the city of Arlington, State of Texas, on September 30, 1998.



                                      /s/ Steven K. House
                                      ---------------------------
                                      Steven K. House

                                      /s/ John M. House, M.D.
                                      ---------------------------
                                      John M. House, M.D.


                                      ---------------------------
                                      Scott Spoerl


                                      ---------------------------
                                      H. Patterson Hezmall, M.D.


                                      ---------------------------
                                      David Ellis, M.D.

                             STOCK VOTING AGREEMENT


         The undersigned, constituting all of the shareholders of Litho Management, Inc. and all of the limited partners of U.S. Lithotripsy, L.P. ("USL"), do hereby appoint John House, M.D., as voting agent for the undersigned and do convey to John House, M.D. the exclusive right to vote any and all shares that have been received, and to be received by the undersigned from HealthTronics, Inc., for a period not to exceed five (5) years.

         The purpose of this Stock Voting Agreement is to ensure consistency in the vote of the former shareholders of Litho Management, Inc. and of the limited partners of USL.

         This Stock Voting Agreement has been entered into in the city of Arlington, State of Texas, on September 30, 1998.



                                             ---------------------------------
                                             Steven K. House



                                             /s/ John M. House, M.D.
                                             ---------------------------------
                                             John M. House, M.D.



                                             ---------------------------------
                                             Scott Spoerl



                                             /s/ H. Patterson Hezmall, M.D.
                                             ---------------------------------
                                             H. Patterson Hezmall, M.D.


                                             ---------------------------------
                                             David Ellis, M.D.

                             STOCK VOTING AGREEMENT


         The undersigned, constituting all of the shareholders of Litho Management, Inc. and all of the limited partners of U.S. Lithotripsy, L.P. ("USL"), do hereby appoint John House, M.D., as voting agent for the undersigned and do convey to John House, M.D. the exclusive right to vote any and all shares that have been received, and to be received by the undersigned from HealthTronics, Inc., for a period not to exceed five (5) years.

         The purpose of this Stock Voting Agreement is to ensure consistency in the vote of the former shareholders of Litho Management, Inc. and of the limited partners of USL.

         This Stock Voting Agreement has been entered into in the city of Arlington, State of Texas, on September 30, 1998.



                                             ---------------------------------
                                             Steven K. House



                                             /s/ John M. House, M.D.
                                             ---------------------------------
                                             John M. House, M.D.


                                             ---------------------------------
                                             Scott Spoerl


                                             ---------------------------------
                                             H. Patterson Hezmall, M.D.

                                             /s/ David Ellis, M.D.
                                             ---------------------------------
                                             David Ellis, M.D.

                             STOCK VOTING AGREEMENT


          The undersigned, constituting all of the former shareholders of Litho Management, Inc. and all of the limited partners of U.S. Lithotripsy, L.P. ("USL"), do hereby appoint John House, M.D., as voting agent for the undersigned and do convey to John House, M.D. the exclusive right to vote any and all shares that have been received, and are to be received by the undersigned from HealthTronics, Inc., for a period not to exceed five (5) years.

          The purpose of this Stock Voting Agreement is to ensure consistency in the vote of the former shareholders of Litho Management, Inc. and of the limited partners of USL.

          This Stock Voting Agreement was originally entered into in the city of Arlington, State of Texas, on September 30, 1998.



                                  -----------------------------------
                                  Steven K. House

                                  /s/ John M. House, M.D.
                                  -----------------------------------
                                  John M. House, M.D.


                                  -----------------------------------
                                  Scott Spoerl, CPA


                                  -----------------------------------
                                  H. Patterson Hezmall, M.D.


                                  -----------------------------------
                                  David Ellis, M.D.


                                  /s/ Paul Thompson, M.D.
                                  -----------------------------------
                                  Paul Thompson, M.D.